UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2009


                       NATIONAL INVESTMENT MANAGERS INC.
             (Exact name of registrant as specified in its charter)

            Florida                    333-51252              59-2091510
(State of Other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                Identification Number)

              485 Metro Place South, Suite 275, Dublin, Ohio 43017 (Address of principal executive offices) (zip code)

                                  614-923-8822
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Stephen M. Fleming, Esq.
                     Law Offices of Stephen M. Fleming PLLC

                          110 Wall Street, 11th Floor

                            New York, New York 10005
                           Telephone: (516) 833-5034
                              Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Senior Financing
----------------

      On September 29, 2009, to increase funding in connection with the Revolving Line of Credit and Term Loan Agreement (the "Senior Loan Agreement"), dated as of November 30, 2007, National Investment Managers Inc. (the "Company") entered into (i) Amendment No. 2 and Allonge to Revolving Line of Credit Note and (ii) Amendment No. 9 to Revolving Line of Credit and Term Loan Agreement (the "Amendment No. 9 - Senior Loan") with RBS Citizens, National Association (the "Senior Lender") whereas the Company and Senior Lender have agreed to temporarily increase the maximum principal amount available under the revolving note to $2,500,000 from the date hereof until December 31, 2009. After December 31, 2009, the Company is required to repay any amounts outstanding under the revolving note in excess of $2,000,000. As a condition of the Amendment No. 9 - Senior Loan, the Company is required to pay the Senior Lender certain amendment fees and related costs and modify certain seller notes.

Subordinated Senior Financing
-----------------------------

      On September 29, 2009, in conjunction with the above agreement, the Company also entered into Consent and Amendment No. 8 to Securities Purchase and Loan Agreement with Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, Woodside Capital Partners V, LLC and Woodside Capital Partners V QP, LLC (collectively, the "Subordinated Senior Lenders") and Woodside Agency Services, LLC, as collateral agent, which (i) amended the Securities Purchase and Loan Agreement ("Securities Purchase Agreement"), dated November 30, 2007, and (ii) provided the consent of the Subordinated Senior Lenders to the Company entering Amendment No. 9 - Senior Loan. As consideration for the consent and amendments, the Company agreed to pay the Subordinated Senior Lenders a certain fee due on the maturity of the notes under the Securities Purchase Agreement and also agreed to the appointment of an independent director to the Company's Board of Directors acceptable to the Subordinated Senior Lenders prior to December 31, 2009.

Seller Financing
----------------

As required by Amendment No. 9 - Senior Loan, the Company executed the following amendments to seller financing arrangements:

On September 24, 2009, the Company executed Amendment No. 1 to Promissory Notes with the sellers ("TPG Sellers") of The Pension Group, Inc. ("TPG") under which the TPG Sellers agreed to replace the maturity date and payment terms under the Promissory Notes, dated November 26, 2008, with installment payments to be made in twelve equal principal monthly installments of $38,958, plus accrued interest, beginning on July 25, 2010 and ending June 25, 2011 at an interest rate of 8% per annum beginning on October 1, 2009. Interest accrued on the Promissory Notes through September 30, 2009 shall be paid to the sellers of TPG within fifteen business days of January 25, 2010.

      On September 25, 2009, the Company executed Amendment No. 1 to Promissory Notes with the sellers ("REPTECH Sellers") of Pension Technical Services, Inc. d/b/a REPTECH Corp. ("REPTECH") under which the REPTECH Sellers agreed to replace the payments due under the Promissory Notes, dated October 1, 2008, with installment payments to be made in twelve equal principal monthly installments of $76,888, plus accrued interest, beginning on May 15, 2010 and ending April 15, 2011 at an interest rate of 8% per annum beginning on October 1, 2009. Interest accrued on the Promissory Notes through September 30, 2009 shall be paid to the sellers of REPTECH within fifteen business days of December 1, 2009.

      On September 28, 2009, the Company executed Amendment No. 1 to Promissory Notes with the sellers ("CIAS Sellers") of California Investment and Annuity Sales, Inc. ("CIAS") under which the CIAS Sellers agreed to replace the remaining monthly installment payments under the Promissory Notes, dated March 16, 2009, with installment payments to be made in six equal principal monthly installments of $70,000 beginning on April 15, 2010 and ending September 15, 2010, and three equal installments of $130,000, plus all accrued interest, beginning on October 15, 2010 and ending December 15, 2010.

      On September 29, 2009, the Company executed Amendment No. 1 to Promissory Notes with the sellers ("TPA Sellers") of The Pension Alliance, Inc. ("TPA") under which the TPA Sellers agreed to replace the remaining monthly installment payments of $93,056 principal plus accrued interest under the Promissory Notes, dated February 24, 2009, with a single payment of $558,333 principal on March 1, 2010 plus interest accrued from August 31, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not applicable

(B) PRO FORMA FINANCIAL INFORMATION

         Not applicable

(C) SHELL COMPANY TRANSACTIONS

         Not applicable

(D) EXHIBITS

   Exhibit No.                 Description of Exhibit
  4.67 Amendment No. 2 and Allonge to Revolving Line of Credit Note by and between RBS Citizens, National Association, and National Investment Managers Inc.

  4.68 Amendment No. 9 to Revolving Line of Credit and Term Loan Agreement by and between RBS Citizens, National Association, and National Investment Managers Inc.

  4.69 Consent and Amendment No. 8 to Securities Purchase and Loan Agreement by and between Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, Woodside Capital Partners V, LLC as assignee of Woodlands Commercial Bank (f/k/a Lehman Brothers Commercial Bank), Woodside Capital Partners V QP, LLC as assignee of Woodlands Commercial Bank (f/k/a Lehman Brothers Commercial Bank), and Woodside Agency Services, LLC, as collateral agent and National Investment Managers Inc.

  10.108 Amendment No. 1 to Subordinated Promissory Notes by and between National Investment Managers Inc., James R. Norman, Jr., Peter R. Stephan and Rise Norris Spiegel due January 2010 and January 2011.

  10.109 Amendment No. 1 to Promissory Notes by and between National Investment Managers Inc., Ralph W. Shaw and Eileen A. Baldwin-Shaw due December 2009 and December 2010.

  10.110 Amendment No. 1 to Promissory Note by and between National Investment Managers Inc. and Richard L. Kaplan due June 15, 2010.

  10.111 Amendment No. 1 to Promissory Note by and between National Investment Managers Inc. and Anthony S. Delfino due June 15, 2010.

  10.112 Amendment No. 1 to Promissory Notes by and between National Investment Managers Inc., Renee J. Conner and William E. Renninger due March 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NATIONAL INVESTMENT MANAGERS INC.

Dated: October 2, 2009                  By:     /s/ Steven J. Ross
                                        ----------------------------------------
                                        Name:   Steven J. Ross
                                        Title:  Chief Executive Officer